UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21309
Advent Claymore Convertible Securities and Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor New York, NY 10020
 (Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor New York, NY 10020
 (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600
Date of fiscal year end: October 31
Date of reporting period: November 1, 2015 - October 31, 2016

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AVK

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE ADVENT
CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/avk, you will find:
• Daily, weekly and monthly data on share prices, net asset values, dividends and more
• Portfolio overviews and performance analyses
• Announcements, press releases and special notices
• Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2016

DEAR SHAREHOLDER
Tracy V. Maitland
President and Chief Executive Officer
We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund”). This report covers the Fund’s performance for the 12 months ended October 31, 2016.
Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of October 31, 2016, Advent managed approximately $8.5 billion in assets.
Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2016, the Fund generated a total return based on market price of 7.57% and a total return of 1.94% based on NAV. As of October 31, 2016, the Fund’s market price of $14.01 represented a discount of 13.84% to NAV of $16.26.
Past performance is not a guarantee of future results. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV.
For the period, the Fund paid a monthly distribution of $0.0939 per share. The most recent monthly distribution represents an annualized distribution rate of 8.04% based upon the last closing market price of $14.01 as of October 31, 2016. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the

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DEAR SHAREHOLDER (Unaudited) continued	October 31, 2016

performance of the Fund. Please see Note 2(n) on page 45 for more information on distributions for the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 65 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund
November 30, 2016

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QUESTIONS & ANSWERS (Unaudited)	October 31, 2016

The portfolio managers of Advent Claymore Convertible Securities and Income Fund (the “Fund”) are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Manager”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the convertible-securities and high-yield markets and Fund performance for the 12-month period ended October 31, 2016.
Please describe the Fund’s objective and management strategies.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. Under normal market conditions, the Fund must invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities.
The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as put options, forward exchange currency contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.
Discuss Advent’s investment approach.
Advent’s approach involves a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy, which seeks a high total return by investing in a portfolio of U.S. dollar convertible securities that provide equity-like returns while seeking to limit downside risk.
This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operate as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
Please describe the economic and market environment over the last 12 months.
U.S. equity and bond markets navigated various events of uncertainty and stress during the fiscal year ended October 31, 2016, although overall, the U.S. economy continued an intermediate-term trend of moderate economic growth and solid job creation, leading to moderate gains for most asset classes for the twelve months and double-digit gains for the high-yield corporate bond index. U.S. Gross Domestic Product (“GDP”) growth annualized for the recent year ranged from 0.8% to 2.9% for each three month period, with unemployment dropping from 5.0% to 4.9% and payroll gains averaging roughly 200,000 per month. There were enough interim signs of weakness in select months to compel the U.S. Federal Reserve (the “Fed”) to hold off on further federal funds rate increases, such that there was only one hike off the zero bound during the 12 months. The ten-year U.S. Treasury bond yield fell from 2.14% to 1.83% during the year.
Moderate economic growth causing increased corporate profits—but not so strong they in turn cause inflation-fearing monetary policy rate hikes—are ideal conditions for the corporate bond market. The Merrill Lynch All Convertibles Index returned 3.5%, and the Merrill Lynch High-Yield Master II index rose 10.2% with particularly strong returns after the markets bottomed in February. While GDP growth was slow in the first half of calendar 2016, the economy showed resilience starting in the spring, with capacity utilization bouncing, purchasing manufacturing indices (“PMI”) rebounding, durable goods orders accelerating, and housing starts sustaining their 2015 rise. The corporate bond markets received further support from recovering prices of oil and other commodities as supply curtailments took effect, leading to further price gains.
Foreign economies showed mild growth after anemic levels of deceleration or even near-recession in 2015—this was true in Europe and China, although the Japanese economy returned to near-zero growth as inflation failed to take hold. Currency depreciation ceased to be a major driver for economic or profit growth for many overseas companies and conversely also ceased to be a headwind for U.S. companies—the trade-weighted U.S. Dollar Index remained in a range between 95-100 all year, starting at 96.9 and ending at 98.4.
How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2016, the Fund generated a total return based on market price of 7.57% and a total return of 1.94% based on NAV.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

As of October 31, 2016, the Fund’s market price of $14.01 represented a discount of 13.84% to NAV of $16.26. As of October 31, 2015, the Fund’s market price of $14.13 represented a discount of 17.42% to NAV of $17.11.
Past performance is not a guarantee of future results. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund’s had $262 million in leverage outstanding as of October 31, 2016, approximately 41% of the Fund’s total managed assets; $92 million was in a fixed-rate reverse repurchase agreement with Société Générale, with an initial scheduled expiration date of December 9, 2017. In addition, $170 million was in a margin loan with an approved counterparty that expires in November 2017. The average interest rate of the borrowings was 1.925%.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.
The NAV return for the Fund was above the cost of leverage for the 12 months. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was beneficial to shareholders for the fiscal period. Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that have very low cost compared to history and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.
What was the impact of the Fund’s covered call strategy?
From time to time, the Fund seeks to augment income by opportunistically writing covered call options on equities or the equity portion of convertible holdings. During the year, call option activity was similar to the previous year. Volatility pricing in the market place was elevated during the first part of the fiscal year as global economic uncertainty and the impact of the Federal Reserve’s first rate hike extended into early calendar 2016. However, volatility declined after February and stayed low in the absence of other market events of stress. The CBOE SPX Volatility Index, commonly cited as the “VIX”, its ticker, was unchanged on an average basis at 16.4 for fiscal 2016, compared to 16.3 in the previous year.
The Fund’s positioning during the year emphasizing credit over equity risk reduced the exposure of the Fund to equities and in-the-money convertibles and preferred stocks, which also reduced the opportunities to search for covered call income. Exiting the fiscal year, the Fund anticipated a

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

possible relief rally after the outcome of the U.S. elections and increased exposure to equity-oriented securities but had not seen sufficiently high call option premiums to make substantial call option writes.
Please discuss the Fund’s distributions.
Each month from November 2015 through October 2016, the Fund paid a monthly distribution of $0.0939 per share. The most recent monthly distribution represents an annualized distribution rate of 8.04% based upon the last closing market price of $14.01 as of October 31, 2016. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
The Fund currently anticipates that some of the 2016 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2016 will be reported to shareholders in January 2017 on Form 1099-DIV.
While the Fund generally seeks to pay dividends that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund's investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund's total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. Please see Note 2(n) on page 45 for more information on distributions for the period.
How were the Fund’s total investments allocated among asset classes during the 12 months ended October 31, 2016, and what did this mean for performance?
On October 31, 2016, the Fund’s total investments were invested approximately 52.0% in convertible bonds, convertible preferred securities, and mandatory convertibles; 37.5% in corporate bonds; 5.5% in cash and cash equivalents; 4.5% in equities; and 0.5% in senior floating rate interests
On October 31, 2015, the Fund’s total investments were invested approximately 59.2% in convertible bonds, convertible preferred securities, and mandatory convertibles; 27.5% in corporate bonds; 11.2% in equities; 1.4% in cash and cash equivalents; and 0.7% in senior floating rate interests.
The Fund’s asset allocation moved toward corporate bonds in 2016 and away from convertibles and equities, although convertibles remain a majority of the asset allocation. Twelve months ago, the mix reflected the opportunities in the rebounding global markets after a summer 2015 downturn led by

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

declining oil prices and increased uncertainty in China. As equity prices accelerated in the spring and summer, helped by the Fed declining to raise short-term interests, the Fund’s equity allocation began to decline given higher price-to-earnings valuations and the lack of corporate earnings growth. The mix was shifted more toward high-yield corporate bonds as this asset class tends to perform well in a growing but not overheating economy.
International investments were relatively unchanged at 13.7% compared to 14.3% a year ago.The Fund is managed mostly as a domestic-U.S. investment instrument but takes opportunities unearthed by the global research staff of the Investment Manager, which also manages many globally-focused institutional strategies. During the year, equity markets in the U.S., United Kingdom, and Hong Kong, among major developed markets, rose mildly, while those in continental Europe and Japan declined. Corporate bond prices rose as risk-free rates rose and spreads compressed.
Which investment decisions had the greatest effect on the Fund’s performance?
Among major contributors to performance for the year, convertibles issued by domestic energy explorer Whiting Petroleum Corp. (0.2% of long-term investments at period end) appreciated heavily after the Fund purchased them during the spring oil and gas price rally, as supply ebbed. The company also incentivized convertible holders to exchange into new securities that converted quickly into equity to manage its debt, and the exchange provided meaningful value to bondholders, adding to profits.
Convertibles in processor semiconductor maker NVIDIA Corp. (0.6% of long-term investments at period end) rose heavily as the company enjoyed rapid growth in the data center and automotive markets, and experienced a comeback in computing graphics processors as the PC market rebounded.
Convertibles in optical components maker Finisar Corp. (0.8% of long-term investments at period end) jumped with the stock as the entire sector saw accelerating demand, as data center operators and carriers upgraded networks for 100 gigabit speeds.
Among leading detractors were a number of health care investments, which suffered from falling valuations as uncertainty reigned over regulation. Mandatory convertibles in generic drug maker Teva Pharmaceutical Industries Ltd. (1.2% of long-term investments at period end) fell as the company experienced slowing growth, and the acquisition of Allergan’s generic franchises raised financial leverage.
Telecom Italia Finance S.A. (not held in the portfolio at period end), the European telecommunications provider with assets in Brazil, fell as domestic landline operations continued to show negative growth and the Brazil operations had reduced profits owing to economic conditions there. Telecom Italia also failed to see any corporate event from large holder Vivendi SA.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

Global energy explorer Hess Corp. (0.7% of long-term investments at period end) and its mandatories declined after the company reduced production guidance on logistical issues and experienced disappointing exploration outcomes in Guyana and Sicily.
Do you have any other comments about the markets and the Fund?
Although corporate profits will not show any growth in 2016, the effect of falling energy prices that arrested growth is tailing off as time passes and as oil and natural gas supply is restricted. This raises the prospects for growth in 2017 with the possibility that the energy sector does not represent a drag on profits, and other sectors benefit from nominal GDP growth, strong cash production as a source of stock buyback, and the lack of drag from the strong dollar that was such an issue during 2015.
Thus far in the fiscal 2017 year, investing sentiment has shifted to anticipation of stronger economic growth and infrastructure spend, given the surprise change in executive administration in Washington. Investors have moved funds into equities, particularly sectors that struggled during fiscal 2016, such as health care, where unease about regulation pay have lifted. Investors have also shifted funds away from bond instruments in anticipation of higher inflation and knowing that bonds provided strong returns in fiscal 2016. The possibility of higher volatility in the equity markets is also present given policy uncertainties after the volatility indicator VIX spent most of the year falling as investors became more sanguine about the U.S. economy. Higher volatility as well as higher equity prices are positive effects for the valuation of convertible bonds that comprise the majority of assets for this Fund, and thus far in fiscal 2017, the historical practice of convertible bonds providing a safe haven from rising interest rates among bond investments has remained true.
Index Definitions
Indices are unmanaged, do not use leverage, and do not experience fees, expenses or transaction costs, and it is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices.
Bank of America Merrill Lynch All Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.
Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the U.S. dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.
AVK Risks and Other Considerations
The views expressed in this report reflect those of the Investment Adviser only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.
Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.
Please see guggenheiminvestments.com/avk for a detailed discussion of the Fund’s risks and considerations

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	October 31, 2016

Fund Statistics
Share Price	$14.01
Net Asset Value	$16.26
Discount to NAV	-13.84%
Net Assets ($000)	$383,513

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 2016
					Since
	One	Three	Five	Ten	Inception
	Year	Year	Year	Year	(4/30/03)
Advent Claymore Convertible
Securities & Income Fund
NAV	1.94%	-0.22%	5.19%	2.58%	5.20%
Market	7.57%	-0.90%	4.89%	1.69%	4.33%

Portfolio Breakdown	% of Net Assets
Investments:
Convertible Bonds	71.7%
Corporate Bonds	62.5%
Convertible Preferred Stocks	15.0%
Short Term Investments	9.2%
Common Stocks	7.5%
Senior Floating Rate Interests	0.8%
Total Investments	166.7%
Other Assets & Liabilities, net	-66.7%
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/avk.
The above summaries are provided for informational purposes only and should not be viewed as recommendations.

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FUND SUMMARY (Unaudited) continued	October 31, 2016

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2016, 33% of the distributions were characterized as Return of Capital.

Country Breakdown	(% of Total Investments)
United States	86.3%
Canada	2.6%
Netherlands	2.0%
Ireland	1.7%
Bermuda	1.7%
Israel	1.1%
Luxembourg	1.0%
Cayman Islands	0.9%
Marshall Island	0.6%
United Kingdom	0.5%
France	0.4%
Mexico	0.4%
Australia	0.4%
Liberia	0.3%
Austria	0.1%

Subject to change daily.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORTl 13

PORTFOLIO OF INVESTMENTS	October 31, 2016

	Shares	Value
COMMON STOCKS† – 7.5%
Consumer, Non-cyclical – 2.7%
Cigna Corp.[1]	29,971	$3,561,454
Gilead Sciences, Inc.[1]	32,900	2,422,427
Bristol-Myers Squibb Co.[1]	42,400	2,158,584
Biogen, Inc.[1]	7,500	2,101,350
Total Consumer, Non-cyclical		10,243,815

Consumer, Cyclical – 2.1%
General Motors Co.[1]	130,800	4,133,280
L Brands, Inc.[1]	52,000	3,753,880
Total Consumer, Cyclical		7,887,160

Financial – 1.0%
Wells Fargo & Co.	84,100	3,869,441

Communications – 0.6%
Time Warner, Inc.[1]	28,100	2,500,619

Basic Materials – 0.6%
LyondellBasell Industries N.V. — Class A	27,200	2,163,760

Technology – 0.5%
KLA-Tencor Corp.	28,100	2,110,591

Industrial – 0.0%**
General Electric Co.	1	29
Total Common Stocks
(Cost $31,104,259)		28,775,415

CONVERTIBLE PREFERRED STOCKS† – 15.0%
Consumer, Non-cyclical – 5.2%
Allergan plc
5.50% due 03/01/18[1]	10,038	7,719,221
Teva Pharmaceutical Industries Ltd.
7.00% due 12/15/18[1]	9,394	7,120,652
Anthem, Inc.
5.25% due 05/01/18[1]	117,194	4,951,447
Total Consumer, Non-cyclical		19,791,320

Financial – 2.6%
Wells Fargo & Co.
7.50% due [1,2]	4,032	5,262,768
KeyCorp
7.75% due [1,2]	18,000	2,457,000
American Tower Corp.
5.50% due 02/15/18[1]	20,881	2,291,690
Total Financial		10,011,458

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 15.0% (continued)
Communications – 2.1%
Frontier Communications Corp.
11.13% due 06/29/18[1]	73,594	$6,145,835
T-Mobile US, Inc.
5.50% due 12/15/17[1]	24,052	1,987,898
Total Communications		8,133,733

Utilities – 1.8%
NextEra Energy, Inc.
6.12% due 09/01/19	53,849	2,732,836
Great Plains Energy, Inc.
7.00% due 09/15/19	43,839	2,323,029
Dominion Resources, Inc.
6.75% due 08/15/19	16,399	827,330
Dynegy, Inc.
7.00% due 07/01/19	8,747	656,025
Exelon Corp.
6.50% due 06/01/17[1]	7,634	366,050
Total Utilities		6,905,270

Energy – 1.8%
Hess Corp.
8.00% due 02/01/19[1]	70,871	4,216,824
Anadarko Petroleum Corp.
7.50% due 06/07/18	36,252	1,524,034
Southwestern Energy Co.
6.25% due 01/15/18	44,937	1,126,571
Total Energy		6,867,429

Industrial – 1.4%
Arconic, Inc.
5.38% due 10/01/17[1]	99,828	3,084,685
Belden, Inc.
6.75% due 07/15/19	23,917	2,312,296
Total Industrial		5,396,981

Consumer, Cyclical – 0.1%
William Lyon Homes
6.50% due 12/01/17[1]	5,107	469,282
Total Convertible Preferred Stocks
(Cost $63,291,916)		57,575,473

SHORT TERM INVESTMENTS† – 9.2%
Morgan Stanley Institutional Liquidity Government Portfolio 0.30%[3]	35,387,190	35,387,190
Total Short Term Investments
(Cost $35,387,190)		35,387,190

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.7%
Technology – 21.8%
ON Semiconductor Corp.
1.00% due 12/01/20[1]	5,650,000	$5,667,655
2.63% due 12/15/26[1]	1,031,000	1,187,583
Intel Corp.
3.25% due 08/01/39[1]	2,314,000	3,971,414
2.95% due 12/15/35[1]	2,071,000	2,698,772
ServiceNow, Inc.
0.00% due 11/01/18[1,4]	4,730,000	6,193,343
Microchip Technology, Inc.
1.63% due 02/15/25[1]	4,271,000	5,322,734
Lam Research Corp.
1.25% due 05/15/18[1]	3,149,000	5,123,029
Micron Technology, Inc.
3.00% due 11/15/43[1]	3,587,000	3,181,221
2.13% due 02/15/33[1]	546,000	936,731
1.63% due 02/15/33	411,000	672,756
Integrated Device Technology, Inc.
0.88% due 11/15/22[5]	4,386,000	4,268,126
NXP Semiconductors N.V.
1.00% due 12/01/19[1]	3,097,000	3,569,292
Allscripts Healthcare Solutions, Inc.
1.25% due 07/01/20[1]	3,588,000	3,558,848
NVIDIA Corp.
1.00% due 12/01/18[1]	947,000	3,338,767
STMicroelectronics N.V.
0.00% due 07/03/19[4]	3,200,000	3,332,800
Cornerstone OnDemand, Inc.
1.50% due 07/01/18[1]	3,133,000	3,275,943
Electronics For Imaging, Inc.
0.75% due 09/01/19[1]	2,789,000	2,956,340
Synchronoss Technologies, Inc.
0.75% due 08/15/19[1]	2,801,000	2,900,786
BroadSoft, Inc.
1.00% due 09/01/22[1]	2,047,000	2,553,633
Red Hat, Inc.
0.25% due 10/01/19[1]	1,837,000	2,283,620
Cypress Semiconductor Corp.
4.50% due 01/15/22[5]	2,079,000	2,192,046
Brocade Communications Systems, Inc.
1.38% due 01/01/20[1]	2,200,000	2,191,750
Advanced Micro Devices, Inc.
2.13% due 09/01/26	1,823,000	2,058,851
CSG Systems International, Inc.
4.25% due 03/15/36[1,5]	1,844,000	1,956,945

See notes to financial statements.

16 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.7% (continued)
Technology – 21.8% (continued)
Verint Systems, Inc.
1.50% due 06/01/21[1]	1,946,000	$1,843,835
Salesforce.com, Inc.
0.25% due 04/01/18[1]	1,420,000	1,751,038
Citrix Systems, Inc.
0.50% due 04/15/19[1]	1,294,000	1,458,176
Inphi Corp.
0.75% due 09/01/21[5]	1,407,000	1,406,120
Nuance Communications, Inc.
1.00% due 12/15/35[1,5]	1,316,000	1,147,388
Xilinx, Inc.
2.63% due 06/15/17[1]	273,000	481,845
Total Technology		83,481,387

Consumer, Non-cyclical – 14.5%
Wright Medical Group, Inc.
2.00% due 02/15/20	5,398,000	5,549,818
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1]	5,863,000	4,814,988
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1]	2,467,000	2,886,389
0.75% due 10/15/18	1,613,000	1,812,609
Hologic, Inc.
2.00% due 03/01/42[1,6,7]	1,757,000	2,246,764
0.00% due 12/15/43[1,4,6,8]	1,450,000	1,753,594
HealthSouth Corp.
2.00% due 12/01/43[1]	3,289,000	3,839,908
Molina Healthcare, Inc.
1.63% due 08/15/44[1]	3,153,000	3,665,363
Euronet Worldwide, Inc.
1.50% due 10/01/44[1]	2,448,000	3,037,050
Invacare Corp.
5.00% due 02/15/21[1,5]	3,000,000	2,688,750
NuVasive, Inc.
2.25% due 03/15/21[1,5]	2,254,000	2,682,260
Horizon Pharma Investment Ltd.
2.50% due 03/15/22[1]	2,561,000	2,432,949
Medicines Co.
2.75% due 07/15/23[5]	2,058,000	1,962,818
Jazz Investments I Ltd.
1.88% due 08/15/21[1]	1,648,000	1,641,820
Depomed, Inc.
2.50% due 09/01/21[1]	1,027,000	1,365,268
Insulet Corp.
1.25% due 09/15/21[5]	1,407,000	1,318,183

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.7% (continued)
Consumer, Non-cyclical – 14.5% (continued)
Emergent BioSolutions, Inc.
2.88% due 01/15/21	1,135,000	$1,295,319
J Sainsbury plc
1.25% due 11/21/19[1]	1,000,000 GBP	1,262,777
Incyte Corp.
0.38% due 11/15/18[1]	651,000	1,165,290
Nevro Corp.
1.75% due 06/01/21	969,000	1,160,983
Herbalife Ltd.
2.00% due 08/15/19[1]	1,191,000	1,159,742
Intercept Pharmaceuticals, Inc.
3.25% due 07/01/23	1,158,000	1,139,906
Macquarie Infrastructure Company LLC
2.88% due 07/15/19[1]	795,000	917,231
Clovis Oncology, Inc.
2.50% due 09/15/21	1,071,000	915,036
Repligen Corp.
2.13% due 06/01/21	802,000	899,243
Huron Consulting Group, Inc.
1.25% due 10/01/19	882,000	867,668
Element Financial Corp.
4.25% due 06/30/20[5]	875,000 CAD	689,228
Array BioPharma, Inc.
3.00% due 06/01/20[1]	484,000	529,980
Total Consumer, Non-cyclical		55,700,934

Communications – 13.7%
Ciena Corp.
0.88% due 06/15/17[1]	3,800,000	3,797,625
4.00% due 12/15/20[1]	2,219,000	2,819,517
Twitter, Inc.
0.25% due 09/15/19[1]	4,250,000	3,995,000
1.00% due 09/15/21[1]	2,481,000	2,296,476
DISH Network Corp.
3.38% due 08/15/26[5]	4,513,000	5,192,771
LinkedIn Corp.
0.50% due 11/01/19[1]	5,250,000	5,184,375
Priceline Group, Inc.
0.35% due 06/15/20[1]	3,865,000	4,971,356
Finisar Corp.
0.50% due 12/15/33[1]	4,000,000	4,532,500
FireEye, Inc.
1.00% due 06/01/35[1]	2,700,000	2,472,187
1.63% due 06/01/35	2,178,000	1,967,007

See notes to financial statements.

18 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.7% (continued)
Communications – 13.7% (continued)
WebMD Health Corp.
2.50% due 01/31/18	1,240,000	$1,288,825
2.63% due 06/15/23[5]	1,304,000	1,264,880
1.50% due 12/01/20	561,000	644,098
Ctrip.com International Ltd.
1.00% due 07/01/20	1,820,000	1,938,300
1.25% due 10/15/18[1]	604,000	749,715
1.25% due 09/15/22[5]	495,000	488,813
Web.com Group, Inc.
1.00% due 08/15/18	3,000,000	2,859,375
Proofpoint, Inc.
0.75% due 06/15/20[1]	2,082,000	2,506,207
Liberty Media Corp.
1.38% due 10/15/23	2,219,000	2,281,409
Liberty Interactive LLC
1.75% due 09/30/46[5]	1,317,000	1,330,170
Total Communications		52,580,606

Financial – 8.1%
Colony Capital, Inc.
3.88% due 01/15/21[1]	6,675,000	6,554,016
Starwood Property Trust, Inc.
4.55% due 03/01/18[1]	3,350,000	3,670,343
4.00% due 01/15/19[1]	2,121,000	2,382,148
American Realty Capital Properties, Inc.
3.00% due 08/01/18	3,100,000	3,101,937
MGIC Investment Corp.
2.00% due 04/01/20[1]	2,333,000	2,992,073
Air Lease Corp.
3.88% due 12/01/18[1]	2,265,000	2,862,394
Extra Space Storage, LP
3.13% due 10/01/35[1,5]	2,083,000	2,222,301
Colony Starwood Homes
3.00% due 07/01/19[1]	1,990,000	2,172,831
Fidelity National Financial, Inc.
4.25% due 08/15/18[1]	1,074,000	2,149,343
Blackhawk Network Holdings, Inc.
1.50% due 01/15/22[5]	1,322,000	1,337,699
PRA Group, Inc.
3.00% due 08/01/20[1]	1,173,000	1,057,899
Empire State Realty OP, LP
2.63% due 08/15/19[5]	508,000	567,055
Total Financial		31,070,039

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.7% (continued)
Energy – 4.0%
Weatherford International Ltd.
5.88% due 07/01/21[1]	5,074,000	$5,394,296
Chesapeake Energy Corp.
5.50% due 09/15/26[5]	5,528,000	5,217,050
Oasis Petroleum, Inc.
2.63% due 09/15/23	1,190,000	1,329,081
Green Plains, Inc.
4.13% due 09/01/22[5]	1,101,000	1,266,150
PDC Energy, Inc.
1.13% due 09/15/21	1,176,000	1,200,990
SM Energy Co.
1.50% due 07/01/21	821,000	918,494
Total Energy		15,326,061

Industrial – 3.8%
Dycom Industries, Inc.
0.75% due 09/15/21[1]	3,016,000	3,245,969
Cemex SAB de CV
3.72% due 03/15/20	2,435,000	2,668,314
Vishay Intertechnology, Inc.
2.25% due 11/15/40[1]	1,613,000	1,832,771
SunPower Corp.
4.00% due 01/15/23[1,5]	2,324,000	1,721,213
RTI International Metals, Inc.
1.63% due 10/15/19	1,472,000	1,526,280
Tutor Perini Corp.
2.88% due 06/15/21[5]	1,375,000	1,375,000
Atlas Air Worldwide Holdings, Inc.
2.25% due 06/01/22[1]	1,260,000	1,222,988
BW Group Ltd.
1.75% due 09/10/19	600,000	526,800
Greenbrier Companies, Inc.
3.50% due 04/01/18[1]	281,000	304,183
Total Industrial		14,423,518

Consumer, Cyclical – 3.6%
CalAtlantic Group, Inc.
1.25% due 08/01/32[1]	2,749,000	2,865,832
0.25% due 06/01/19[1]	2,675,000	2,484,406
1.63% due 05/15/18[1]	1,874,000	2,208,978
Restoration Hardware Holdings, Inc.
0.00% due 06/15/19[1,4,5]	2,608,000	2,210,280
Toll Brothers Finance Corp.
0.50% due 09/15/32[1]	2,000,000	1,972,500

See notes to financial statements.

20 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.7% (continued)
Consumer, Cyclical – 3.6% (continued)
Tesla Motors, Inc.
1.25% due 03/01/21[1]	1,974,000	$1,734,653
GNC Holdings, Inc.
1.50% due 08/15/20[5]	589,000	462,365
Total Consumer, Cyclical		13,939,014

Utilities – 1.6%
CenterPoint Energy, Inc.
4.18% due 09/15/29[1,6]	58,836	3,592,673
NRG Yield, Inc.
3.25% due 06/01/20[1,5]	2,800,000	2,705,500
Total Utilities		6,298,173

Basic Materials – 0.6%
B2Gold Corp.
3.25% due 10/01/18	1,119,000	1,197,330
OCI N.V.
3.88% due 09/25/18	1,100,000 EUR	1,103,929
Total Basic Materials		2,301,259
Total Convertible Bonds
(Cost $263,605,176)		275,120,991

CORPORATE BONDS†† – 62.5%
Consumer, Non-cyclical – 12.6%
Valeant Pharmaceuticals International, Inc.
6.13% due 04/15/25[1,5]	7,400,000	5,864,500
HCA, Inc.
5.00% due 03/15/24[1]	2,275,000	2,375,099
7.50% due 02/15/22[1]	1,950,000	2,223,974
United Rentals North America, Inc.
6.13% due 06/15/23[1]	2,600,000	2,730,000
5.50% due 07/15/25[1]	1,750,000	1,778,438
CHS/Community Health Systems, Inc.
5.13% due 08/01/21[1]	2,200,000	2,057,000
6.88% due 02/01/22[1]	2,277,000	1,747,598
Tenet Healthcare Corp.
6.00% due 10/01/20[1]	1,700,000	1,794,996
8.13% due 04/01/22	989,000	971,693
4.50% due 04/01/21[1]	774,000	777,870
Endo Limited / Endo Finance LLC / Endo Finco, Inc.
6.50% due 02/01/25[1,5]	4,000,000	3,390,000
HealthSouth Corp.
5.75% due 09/15/25[1]	2,625,000	2,730,000
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	2,600,000	2,718,612

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 62.5% (continued)
Consumer, Non-cyclical – 12.6% (continued)
Quorum Health Corp.
11.63% due 04/15/23[5]	2,537,000	$1,852,010
Horizon Pharma, Inc.
6.63% due 05/01/23[1]	1,875,000	1,778,906
Land O'Lakes Capital Trust I
7.45% due 03/15/28[1,5]	1,500,000	1,725,000
Sotheby's
5.25% due 10/01/22[1,5]	1,667,000	1,650,330
Revlon Consumer Products Corp.
5.75% due 02/15/21[1]	989,000	1,003,835
6.25% due 08/01/24[5]	496,000	512,120
Concordia International Corp.
9.50% due 10/21/22[5]	1,750,000	1,085,000
7.00% due 04/15/23[5]	729,000	422,820
Cenveo Corp.
8.50% due 09/15/22[5]	2,000,000	1,410,000
Cott Corp.
5.50% due 07/01/24[5]	1,106,000 EUR	1,284,384
Ahern Rentals, Inc.
7.38% due 05/15/23[1,5]	1,812,000	1,195,920
Greatbatch Ltd.
9.13% due 11/01/23[5]	989,000	951,913
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	766,000	833,025
FAGE International S.A./ FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[5]	680,000	703,800
IASIS Healthcare LLC / IASIS Capital Corp.
8.38% due 05/15/19	604,000	578,330
Land O' Lakes, Inc.
6.00% due 11/15/22[5]	19,000	21,043
Total Consumer, Non-cyclical		48,168,216

Communications – 9.8%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25% due 09/30/22[1]	3,200,000	3,339,999
5.88% due 04/01/24[1,5]	989,000	1,048,340
Frontier Communications Corp.
11.00% due 09/15/25[1]	3,511,000	3,608,079
SFR Group S.A.
6.25% due 05/15/24[1,5]	1,833,000	1,838,719
7.38% due 05/01/26[1,5]	931,000	941,474
Sprint Communications, Inc.
7.00% due 03/01/20[1,5]	2,515,000	2,741,350
CenturyLink, Inc.
6.75% due 12/01/23[1]	2,522,000	2,600,813

See notes to financial statements.

22 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 62.5% (continued)
Communications – 9.8% (continued)
DISH DBS Corp.
6.75% due 06/01/21[1]	1,300,000	$1,399,944
5.88% due 11/15/24[1]	989,000	999,508
West Corp.
5.38% due 07/15/22[1,5]	2,250,000	2,174,063
AMC Networks, Inc.
4.75% due 12/15/22[1]	2,040,000	2,088,450
EarthLink Holdings Corp.
7.38% due 06/01/20[1]	1,962,000	2,069,910
Sirius XM Radio, Inc.
5.75% due 08/01/21[5]	1,950,000	2,038,434
CBS Radio, Inc.
7.25% due 11/01/24[5]	1,732,000	1,803,445
GCI, Inc.
6.88% due 04/15/25[1]	1,583,000	1,614,660
Sinclair Television Group, Inc.
5.63% due 08/01/24[5]	1,485,000	1,507,275
Tribune Media Co.
5.88% due 07/15/22[1]	1,484,000	1,491,420
ViaSat, Inc.
6.88% due 06/15/20[1]	1,143,000	1,183,719
Radio One, Inc.
7.38% due 04/15/22[1,5]	1,100,000	1,111,000
Windstream Services LLC
7.50% due 06/01/22[1]	989,000	939,550
Telesat Canada / Telesat LLC
6.00% due 05/15/17[1,5]	650,000	652,438
Hughes Satellite Systems Corp.
6.50% due 06/15/19[1]	270,000	295,650
Total Communications		37,488,240

Energy – 9.0%
Rowan Companies, Inc.
7.88% due 08/01/19[1]	3,000,000	3,262,800
CONSOL Energy, Inc.
8.00% due 04/01/23[1]	2,336,000	2,324,320
Sabine Pass Liquefaction LLC
6.25% due 03/15/22[1]	1,750,000	1,924,999
Genesis Energy, LP / Genesis Energy Finance Corp.
6.00% due 05/15/23[1]	1,896,000	1,910,220
PBF Holding Company LLC / PBF Finance Corp.
7.00% due 11/15/23[1,5]	1,976,000	1,837,680
Kinder Morgan Energy Partners, LP
3.95% due 09/01/22[1]	1,750,000	1,834,655

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 62.5% (continued)
Energy – 9.0% (continued)
Parsley Energy LLC / Parsley Finance Corp.
6.25% due 06/01/24[1,5]	1,731,000	$1,826,204
Western Refining, Inc.
6.25% due 04/01/21[1]	1,718,000	1,739,475
SESI LLC
6.38% due 05/01/19[1]	1,664,000	1,651,521
Tesoro Logistics, LP / Tesoro Logistics Finance Corp.
6.38% due 05/01/24[1]	1,483,000	1,605,348
Marathon Oil Corp.
3.85% due 06/01/25[1]	1,625,000	1,571,894
Sunoco Limited Partnership / Sunoco Finance Corp.
6.38% due 04/01/23[1]	1,519,000	1,560,773
SM Energy Co.
6.75% due 09/15/26	1,485,000	1,524,909
Western Refining Logistics, LP / WNRL Finance Corp.
7.50% due 02/15/23[1]	1,210,000	1,270,499
Kerr-McGee Corp.
6.95% due 07/01/24[1]	1,000,000	1,200,849
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.
12.00% due 11/01/21	1,104,000	1,120,560
Continental Resources, Inc.
5.00% due 09/15/22[1]	1,029,000	1,010,993
Oasis Petroleum, Inc.
6.88% due 03/15/22	990,000	985,050
Whiting Petroleum Corp.
5.75% due 03/15/21	990,000	923,175
Tullow Oil plc
6.25% due 04/15/22[5]	991,000	914,198
Weatherford International Ltd.
4.50% due 04/15/22	990,000	895,950
Diamondback Energy, Inc.
4.75% due 11/01/24[5]	891,000	892,114
Murphy Oil Corp.
4.70% due 12/01/22	643,000	610,825
6.88% due 08/15/24	124,000	130,970
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.13% due 02/01/25[5]	123,000	123,000
Total Energy		34,652,981

Basic Materials – 6.8%
NOVA Chemicals Corp.
5.25% due 08/01/23[1,5]	1,600,000	1,636,000
5.00% due 05/01/25[5]	1,583,000	1,592,894
Celanese US Holdings LLC
5.88% due 06/15/21[1]	2,534,000	2,896,893

See notes to financial statements.

24 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 62.5% (continued)
Basic Materials – 6.8% (continued)
INEOS Group Holdings S.A.
5.88% due 02/15/19[1,5]	2,700,000	$2,760,750
Commercial Metals Co.
4.88% due 05/15/23[1]	1,889,000	1,879,554
Steel Dynamics, Inc.
5.50% due 10/01/24[1]	1,730,000	1,829,475
First Quantum Minerals Ltd.
7.00% due 02/15/21[5]	1,628,000	1,553,723
Blue Cube Spinco, Inc.
10.00% due 10/15/25[1]	1,263,000	1,521,915
A Schulman, Inc.
6.88% due 06/01/23[5]	1,485,000	1,518,413
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/22[1,5]	1,288,000	1,500,520
Resolute Forest Products, Inc.
5.88% due 05/15/23[1]	1,483,000	1,264,258
Tronox Finance LLC
7.50% due 03/15/22[1,5]	1,375,000	1,237,500
TPC Group, Inc.
8.75% due 12/15/20[1,5]	1,483,000	1,234,598
Compass Minerals International, Inc.
4.88% due 07/15/24[1,5]	1,250,000	1,195,313
Sappi Papier Holding GmbH
4.00% due 04/01/23[5]	828,000 EUR	946,796
St. Barbara Ltd.
8.88% due 04/15/18[5]	899,000	933,274
Kaiser Aluminum Corp.
5.88% due 05/15/24	248,000	262,570
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[5]	250,000	258,075
Total Basic Materials		26,022,521

Financial – 6.5%
Synovus Financial Corp.
7.88% due 02/15/19[1]	3,154,000	3,496,997
5.13% due 06/15/17[1]	301,000	306,267
Ally Financial, Inc.
8.00% due 03/15/20[1]	2,200,000	2,497,000
5.13% due 09/30/24[1]	825,000	872,438
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[5]	2,646,000	2,821,297
Alliance Data Systems Corp.
6.38% due 04/01/20[1,5]	2,250,000	2,300,625
E*TRADE Financial Corp.
4.63% due 09/15/23[1]	2,208,000	2,293,059

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 62.5% (continued)
Financial – 6.5% (continued)
Credit Acceptance Corp.
7.38% due 03/15/23[1]	2,158,000	$2,238,925
Corrections Corporation of America
4.63% due 05/01/23[1]	2,075,000	1,831,188
Nationstar Mortgage LLC / Nationstar Capital Corp.
9.63% due 05/01/19[1]	1,500,000	1,576,875
CIT Group, Inc.
5.00% due 05/15/17[1]	1,380,000	1,398,975
Equinix, Inc.
5.75% due 01/01/25[1]	1,191,000	1,265,438
VEREIT Inc.
6.63% due 07/15/21	1,000,000	1,050,000
Radian Group, Inc.
7.00% due 03/15/21	868,000	976,231
Total Financial		24,925,315

Industrial – 6.4%
Navios Maritime Acquisition Corporation / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,5]	3,601,000	2,736,760
MasTec, Inc.
4.88% due 03/15/23[1]	2,612,000	2,556,495
TransDigm, Inc.
6.50% due 07/15/24	2,125,000	2,247,187
Eletson Holdings, Inc.
9.63% due 01/15/22[1,5]	2,680,000	1,983,200
Builders FirstSource, Inc.
5.63% due 09/01/24[5]	1,947,000	1,973,771
Cleaver-Brooks, Inc.
8.75% due 12/15/19[1,5]	1,875,000	1,968,750
Energizer Holdings, Inc.
5.50% due 06/15/25[1,5]	1,925,000	1,953,875
KLX, Inc.
5.88% due 12/01/22[1,5]	1,754,000	1,793,816
Boise Cascade Co.
5.63% due 09/01/24[5]	1,489,000	1,513,196
Shape Technologies Group, Inc.
7.63% due 02/01/20[1,5]	1,472,000	1,501,440
Masco Corp.
4.45% due 04/01/25[1]	1,030,000	1,080,213
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
7.38% due 01/15/22[1,5]	2,005,000	1,052,625
Xerium Technologies, Inc.
9.50% due 08/15/21[5]	990,000	1,007,325
Bombardier, Inc.
6.13% due 01/15/23[5]	501,000	437,383

See notes to financial statements.

26 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 62.5% (continued)
Industrial – 6.4% (continued)
Manitowoc Foodservice, Inc.
9.50% due 02/15/24	248,000	$286,130
Louisiana-Pacific Corp.
4.88% due 09/15/24[5]	248,000	244,280
Total Industrial		24,336,446

Consumer, Cyclical – 6.0%
GameStop Corp.
6.75% due 03/15/21[1,5]	4,134,000	4,268,354
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
5.63% due 10/15/21[1]	3,000,000	3,090,258
United Continental Holdings, Inc.
6.00% due 12/01/20[1]	2,000,000	2,162,500
Tempur Sealy International, Inc.
5.63% due 10/15/23[1]	2,000,000	2,080,000
FirstCash, Inc.
6.75% due 04/01/21[1]	1,758,000	1,845,900
Allegiant Travel Co.
5.50% due 07/15/19[1]	1,750,000	1,826,563
Brinker International, Inc.
3.88% due 05/15/23	1,484,000	1,445,973
Scientific Games International, Inc.
10.00% due 12/01/22	1,513,000	1,407,090
Global Partners, LP / GLP Finance Corp.
6.25% due 07/15/22[1]	1,375,000	1,320,000
MGM Resorts International
7.75% due 03/15/22[1]	800,000	928,000
4.63% due 09/01/26	248,000	239,940
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	1,100,000	1,113,497
Travelex Financing plc
8.00% due 08/01/18[1,5]	725,000 GBP	830,524
Wolverine World Wide, Inc.
5.00% due 09/01/26[5]	496,000	497,240
Total Consumer, Cyclical		23,055,839

Technology – 5.4%
Western Digital Corp.
10.50% due 04/01/24[1,5]	4,911,000	5,684,483
Qorvo, Inc.
7.00% due 12/01/25[1]	3,481,000	3,829,100
NXP B.V. / NXP Funding LLC
5.75% due 02/15/21[1,5]	2,000,000	2,082,500
Entegris, Inc.
6.00% due 04/01/22[1,5]	2,000,000	2,077,500

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 62.5% (continued)
Technology – 5.4% (continued)
Microsemi Corp.
9.13% due 04/15/23[1,5]	1,688,000	$1,953,860
Nuance Communications, Inc.
5.38% due 08/15/20[1,5]	1,600,000	1,645,000
Seagate HDD Cayman
4.88% due 06/01/27	1,484,000	1,343,490
First Data Corp.
5.38% due 08/15/23[1,5]	1,100,000	1,141,250
ACI Worldwide, Inc.
6.38% due 08/15/20[1,5]	1,000,000	1,031,250
Total Technology		20,788,433

Utilities – 0.0%**
Dynegy, Inc.
8.00% due 01/15/25[5]	123,000	119,003
Total Corporate Bonds
(Cost $236,991,314)		239,556,994

SENIOR FLOATING RATE INTERESTS††,9 – 0.8%
Consumer, Non-cyclical – 0.5%
Sprint Industrial Holdings LLC
11.25% due 11/14/19	1,650,000	981,750
Caraustar Industries, Inc.
8.00% due 05/01/19	859,248	868,700
Total Consumer, Non-cyclical		1,850,450

Basic Materials – 0.3%
Fortescue Resources August 2006 Pty Ltd.
3.75% due 06/30/19	1,028,113	1,028,595
Total Senior Floating Rate Interests
(Cost $3,337,911)		2,879,045
Total Investments – 166.7%
(Cost $633,717,766)		$639,295,108
Other Assets & Liabilities, net – (66.7)%		(255,781,702)
Total Net Assets – 100.0%		$383,513,406

See notes to financial statements.

28 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

*	Non-income producing security.
**	Less than 0.1%
~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of October 31, 2016, the total value of securities segregated was $407,743,272.

2	Perpetual maturity.
3	Rate indicated is the 7-day yield as of October 31, 2016.
4	Zero coupon rate security.
5
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $152,178,843 (cost $154,766,893), or 39.7% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

6	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
7	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.
8	Security is an accreting bond until December 15, 2017, with a 4.00% principal accretion rate, and then accretes at a 2.00% principal accretion rate until maturity.
9	Variable rate security. Rate indicated is rate effective at October 31, 2016.

B.V.	Limited Liability Company
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
GmbH	Limited Liability
N.V.	Publicly Traded Company
plc	Public Limited Company
Pty	Proprietary
S.A.	Corporation
SAB de CV	Publicly Traded Company

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

See Sector Classification in Supplemental Information section.
The following table summarizes the inputs used to value the Fund's investments at October 31, 2016 (See Note 2 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Description	Prices	Inputs	Inputs	Total
Assets
Common Stocks	$28,775,415	$—	$—	$28,775,415
Convertible Preferred Stocks	57,575,473	—	—	57,575,473
Short Term Investments	35,387,190	—	—	35,387,190
Convertible Bonds	—	275,120,991	—	275,120,991
Corporate Bonds	—	239,556,994	—	239,556,994
Senior Floating Rate Interests	—	2,879,045	—	2,879,045
Forward Foreign Currency
Exchange Contracts*	—	363,659	—	363,659
Total Assets	$121,738,078	$517,920,689	$—	$639,658,767

Liabilities
Forward Foreign Currency
Exchange Contracts*	$—	$3,981	$—	$3,981
Centrally Cleared Credit
Default Swap**	—	1,081,187	—	1,081,187
Total Liabilities	$—	$1,085,168	$—	$1,085,168

*  These amounts are reported as unrealized gain/(loss) as of October 31, 2016.
** Amount above represents the value of centrally cleared credit default swap as described in Note 6. The Statement of Assets and Liabilities only reflects the current day variation margin payable.
Please refer to the detailed portfolio for the breakdown of investment type by industry category.
The Fund did not hold any Level 3 securities during the year ended October 31, 2016.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal year.
For the year ended October 31, 2016, there were no transfers between levels.

30 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2016

ASSETS:
Investments, at value (cost $633,717,766)	$639,295,108
Cash	1,340,724
Restricted Cash	2,475,828
Unrealized appreciation on forward foreign currency exchange contracts	363,659
Receivables:
Investments sold	5,472,532
Interest	5,222,920
Dividends	203,163
Tax reclaims	1,590
Other assets	32,630
Total assets	654,408,154
LIABILITIES:
Margin loan	170,000,000
Reverse repurchase agreements	92,000,000
Variation margin payable on centrally cleared credit default swap	1,081,187
Unrealized depreciation on forward foreign currency exchange contracts	3,981
Interest due on borrowings	258,507
Payable for:
Investments purchased	6,767,572
Servicing fees	226,144
Investment advisory fees	188,319
Professional fees	170,623
Administration fees	11,536
Other fees	186,879
Total liabilities	270,894,748
NET ASSETS	$383,513,406
NET ASSETS CONSIST OF:
Common shares, $0.001 par value per share; unlimited number of shares authorized,
23,580,877 shares issued and outstanding	$23,581
Additional paid-in capital	524,963,641
Distributions in excess of net investment income	(1,531,151)
Accumulated net realized loss on investments, written options, foreign
currency transactions and swap agreements	(145,432,706)
Net unrealized appreciation on investments, written options, foreign
currency translations and swaps agreements	5,490,041
NET ASSETS	$383,513,406
Shares outstanding ($0.001 par value with unlimited amount authorized)	23,580,877
Net asset value	$16.26

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 31

STATEMENT OF OPERATIONS	October 31, 2016
For the Year Ended October 31, 2016

INVESTMENT INCOME:
Interest	$22,211,636
Dividends, net of foreign taxes withheld of $90,829	6,389,897
Total investment income	28,601,533
EXPENSES:
Interest expense	5,267,017
Investment advisory fees	3,453,566
Servicing fees	1,343,054
Professional fees	308,189
Trustees’ fees and expenses*	138,728
Administration fees	136,147
Fund accounting fees	119,725
Insurance	86,877
Printing fees	66,887
Custodian fees	25,244
NYSE listing fees	23,790
Transfer agent fees	20,254
Other fees	18,049
Total expenses	11,007,527
Net investment income	17,594,006
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(24,419,409)
Written options	785,074
Foreign currency transactions	961,905
Swap agreements	(461,281)
Net realized loss	(23,133,711)
Net change in unrealized appreciation (depreciation) on:
Investments	12,025,149
Written options	283,739
Foreign currency translations	(42,963)
Swap agreements	(196,833)
Net change in unrealized appreciation (depreciation)	12,069,092
Net realized and unrealized loss	(11,064,619)
Net increase in net assets resulting from operations	$6,529,387
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

32 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	October 31, 2016

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$17,594,006	$15,424,430
Net realized loss on investments, written options,
foreign currency transactions and swap agreements	(23,133,711)	(23,635,185)
Net change in unrealized appreciation (depreciation) on
investments, written options, foreign currency translations
and swap agreements	12,069,092	(9,696,823)
Net increase (decrease) in net assets resulting from operations	6,529,387	(17,907,578)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
From and in excess of net investment income	(17,294,523)	(17,996,503)
Return of capital	(9,276,409)	(8,574,429)
Total distributions	(26,570,932)	(26,570,932)
Net decrease in net assets	(20,041,545)	(44,478,510)
NET ASSETS:
Beginning of year	403,554,951	448,033,461
End of year	$383,513,406	$403,554,951
Distributions in excess of net investment income at end of year	$(1,531,151)	$(1,694,484)

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 33

STATEMENT OF CASH FLOWS	October 31, 2016
For the Year Ended October 31, 2016

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$6,529,387
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(12,025,149)
Net change in unrealized (appreciation) depreciation on written options	(283,739)
Net change in unrealized (appreciation) depreciation on foreign currency translations	42,963
Net change in unrealized (appreciation) depreciation on swap agreements	196,833
Net realized loss on investments	24,419,409
Net realized gain on written options	(785,074)
Purchase of long-term investments	(591,197,322)
Proceeds from sale of long-term investments	628,661,113
Net purchase from sale of short-term investments	(26,339,867)
Net amortization/(accretion) of premium/discount	(1,162,922)
Premiums received on written options	1,181,414
Cost of closing written options	(846,309)
Net change in premiums received on swap agreements	60,634
Increase in restricted cash	(1,375,828)
Decrease in investments sold receivable	2,687,321
Increase in interest receivable	(450,734)
Decrease in dividends receivable	58,610
Increase in tax reclaims receivable	(1,590)
Decrease in other assets	4,404
Increase in interest due on borrowings	147,067
Decrease in investments purchased payable	(2,950,987)
Decrease in investment advisory fees payable	(113,684)
Decrease in professional fees payable	(1,444)
Increase in servicing fees payable	108,698
Decrease in administrative fees payable	(109)
Decrease in other fees	(42,549)
Net Cash Provided by Operating and Investing Activities	26,520,546
Cash Flows From Financing Activities:
Distributions to common shareholders	(26,570,932)
Borrowing on reverse purchase agreements	92,000,000
Payment on reverse purchase agreements	(92,000,000)
Net Cash Used in Financing Activities	(26,570,932)
Net decrease in cash	(50,386)
Cash at Beginning of Period	1,391,110
Cash at End of Period	1,340,724
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$5,119,950

See notes to financial statements.

34 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	October 31, 2016

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2016	2015	2014	2013		2012
Per Share Data:
Net asset value, beginning of period	$17.11	$19.00	$19.76	$17.19		$17.52
Income from investment operations:
Net investment income(a)	0.75	0.65	0.71	0.74		1.06
Net gain (loss) on investments (realized and unrealized)	(0.47)	(1.41)	(0.34)	2.87		0.13
Distributions to preferred shareholders from net investment
income (common share equivalent basis)	—	—	—	(0.02)		(0.17)
Total from investment operations	0.28	(0.76)	0.37	3.59		1.02
Less distributions from:
Net investment income	(0.74)	(0.76)	(1.13)	(1.13)		(1.35)
Return of capital	(0.39)	(0.37)	—	—		—
Total distributions to shareholders	(1.13)	(1.13)	(1.13)	(1.13)		(1.35)
Increase resulting from tender and repurchase of Auction
Market Preferred Shares (Note 8)	—	—	—	0.11		—
Net asset value, end of period	$16.26	$17.11	$19.00	$19.76		$17.19
Market value, end of period	$14.01	$14.13	$17.34	$17.81		$16.84
Total Return(b)
Net asset value	1.94%	-4.20%	1.73%	22.09	%(c)	6.18%
Market value	7.57%	-12.57%	3.49%	12.90%		15.54%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$383,513	$403,555	$448,033	$466,031		$405,461
Preferred shares, at redemption value ($25,000 per share
liquidation preference) (in thousands)	N/A	N/A	N/A	N/A		$262,000
Preferred shares asset coverage per share(d)	N/A	N/A	N/A	N/A		$63,689

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l35

FINANCIAL HIGHLIGHTS continued	October 31, 2016

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2016	2015	2014	2013	2012
Ratio to average net assets of:
Net Investment Income, prior to the effect of dividends to
preferred shares, including interest expense	4.66%	3.56%	3.58%	3.96%	6.23%
Net Investment Income, after effect of dividends to preferred
shares, including interest expense	4.66%	3.56%	3.58%	3.85%	5.26%
Total expenses(e)(f)	2.92%	2.48%	2.32%	2.37%	1.72%
Portfolio turnover rate	98%	117%	264%	240%	218%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$262,000	$262,000	$262,000	$262,000	N/A
Asset Coverage per $1,000 of indebtedness(g)	$2,464	$2,540	$2,710	$2,779	N/A

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
Included in the total return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its AMPS at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lowered by 0.67%.

(d)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the total number of preferred shares outstanding.
(e)	Excluding interest expense, the operating expense ratio for the years ended October 31, would be:

2016	2015	2014	2013	2012
1.52%	1.42%	1.37%	1.47%	1.72%

(f)
Expense ratio does not reflect the fees and expenses incurred indirectly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.01%, 0.01%, 0.08%, 0.02% and 0.08%, respectively, for the years ended October 31, 2016, 2015, 2014, 2013 and 2012.

(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
N/A Not Applicable
See notes to financial statements.

36 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	October 31, 2016

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies followed by the Fund:
(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of OTC swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.
For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.
Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of October 31, 2016.
GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical securities
Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)
Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)
Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

38 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward currency contracts, swap contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within level 2 of the fair value hierarchy.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.
(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

(d) Due from Broker
Amounts due from broker, if any, may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.
(e) Restricted Cash
A portion of cash on hand can be pledged with a broker for current or potential holdings, which includes options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.
As of October 31, 2016, there was $2,475,828 of restricted cash as collateral posted for swap contracts.
(f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.
Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

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(h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.
The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.
When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.
(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.
Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.
(j) Forward Foreign Currency Exchange Contracts
The Fund entered into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.
Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.
(l) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund delivers to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received, which represents

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fair value. Reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
(m) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.
Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.
Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.

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(n) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(o) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:
Pursuant to the Investment Management Agreement (the “Agreement”) between the Fund and Advent Capital Management, LLC (“Advent” or the “Investment Adviser”), the Investment Adviser is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) less the sum of accrued liabilities (other than debt representing financial leverage, if any). In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the year ended October 31, 2016, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:
(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.
(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.
Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC, the Fund’s servicing agent (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund’s Managed Assets. The fee will be determined as follows:
(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets.
(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.20% of the average value of the Fund’s Managed Assets.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.
Rydex Fund Services, LLC (“RFS”) provided Fund administration services to the Fund. On October 4, 2016, RFS was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Servicing Agent. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.
MUIS provides fund administration services to the Fund. As compensation for these services MUIS receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily Managed Assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.
Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
In order to present paid-in capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized gains or losses and paid-in capital. For the year ended October 31, 2016, the adjustments were to decrease paid-in capital by $593,647, decrease accumulated net realized loss by $729,797 and increase distributions in excess of net investment income by $136,150 due to the difference in the treatment for book and tax purposes of distributions

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to shareholders and of contingent payment debt instruments, real estate investment trusts, and foreign currency.
As of October 31, 2016, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, swap agreements, forward foreign currency exchange contracts and foreign currency translations are as follows:

Net Tax
Cost of			Net Tax	Unrealized
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation on
for Tax	Unrealized	Unrealized	Appreciation on	Derivatives and
Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$ 636,266,399	$ 30,520,323	$ (27,491,614)	$ 3,028,709	$ (446,980)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income adjustments for tax purposes on certain convertible securities.
As of October 31, 2016, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ —	$ (144,184,462)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.
As of October 31, 2016 for federal income tax purposes, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Total
Expires	Expires	Unlimited	Unlimited	Capital Loss
in 2017	in 2019	Short-Term	Long-Term	Carryforward
$ 92,452,933	$ 1,291,643	$ 28,253,843	$ 22,186,043	$ 144,184,462

For the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $17,294,523 and $17,996,503 was ordinary income and $9,276,409 and $8,574,429 was return of capital, respectively.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 5 – Investments in Securities:
For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $591,197,322 and $628,661,113, respectively.
Note 6 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Speculation – the use of an instrument to express macro-economic and other investment views.
(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will

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consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
Transactions in written options for the year ended October 31, 2016, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	3,751	$514,598
Options written during the period	9,127	1,181,414
Options expired during the period	(3,520)	(461,955)
Options closed during the period	(7,471)	(1,047,855)
Options assigned during the period	(1,887)	(186,202)
Options outstanding, end of period	–	$–

The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).
(b)  Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.
Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

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At October 31, 2016, the following forward foreign currency exchange contracts were outstanding:

						Net
			Settlement	Settlement	Value at	Unrealized
Contracts to Buy		Counterparty	Date	Value	10/31/16	Depreciation
EUR	24,000
for USD	27,048	The Bank of New York Mellon	12/14/2016	$27,048	$26,362	$(686)
EUR	2,337,000
for USD	2,561,095	The Bank of New York Mellon	12/14/2016	2,561,095	2,566,988	5,893
GBP	39,882
for USD	52,038	The Bank of New York Mellon	12/14/2016	52,038	48,743	(3,295)
						$1,912

						Net
			Settlement	Settlement	Value at	Unrealized
Contracts to Sell		Counterparty	Date	Value	10/31/16	Appreciation
CAD	879,000
for USD	670,788	The Bank of New York Mellon	12/14/2016	$670,788	$656,064	$14,724
CAD	44,569
for USD	33,864	The Bank of New York Mellon	12/14/2016	33,864	33,265	599
EUR	3,040,000
for USD	3,422,128	The Bank of New York Mellon	12/14/2016	3,422,128	3,339,171	82,957
EUR	67,000
for USD	75,096	The Bank of New York Mellon	12/14/2016	75,096	73,593	1,503
EUR	2,339,000
for USD	2,633,012	The Bank of New York Mellon	12/14/2016	2,633,012	2,569,185	63,827
GBP	753,000
for USD	1,001,339	The Bank of New York Mellon	12/14/2016	1,001,339	920,297	81,042
GBP	1,051,000
for USD	1,397,620	The Bank of New York Mellon	12/14/2016	1,397,620	1,284,506	113,114
						$357,766
Total unrealized appreciation for forward foreign currency exchange contracts						$359,678

(c) Swap Agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of

50 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
Details of the centrally cleared credit default swap outstanding as of October 31, 2016, are as follows:

								Upfront
Protection						Notional		Premium	Unrealized
Reference	Buy/Sell			Premium	Maturity	Principal	Market	Paid	Appreciation
Entity	Broker	Exchange	Protection	Rate	Date	$(000)	Value	(Received)	(Depreciation)
CDX NA HY	JPMorgan	Intercontinental
Series 26	Chase Bank, NA	Exchange	Buy	5.00%	06/20/2021	$22,100	$(1,081,187)	$(636,708)	$(444,479)

(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2016.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments ($000s):

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets and
Primary Risk Exposure	and Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign Exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$364	exchange contracts	$ 4
Credit risk	Variation margin receivable		Variation margin payable
	on centrally cleared credit		on centrally cleared credit
	default swap	–	default swap	1,081
Total		$364		$1,085

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended October 31, 2016.

Effect of Derivative Instruments on the Statement of Operations: ($000s)

Amount of Realized Gain/(Loss) on Derivatives

		Foreign
	Written	Currency	Swap
Primary Risk Exposure	Options	Transactions	Agreements	Total
Equity risk	$ 785	$ –	$ –	$ 785
Foreign Exchange risk	–	1,216	–	1,216
Credit risk	–	–	(461)	(461)
Total	$ 785	$ 1,216	$ (461)	$ 1,540
Change in Unrealized Appreciation/(Depreciation) on Derivatives ($000s)

		Foreign
	Written	Currency	Swap
Primary Risk Exposure	Options	Translations	Agreements	Total
Equity risk	$ 284	$ –	$ –	$ 284
Foreign Exchange risk	–	(44)	–	(44)
Credit risk	–	–	(197)	(197)
Total	$ 284	$ (44)	$ (197)	$ 43

Derivative Volume
Option Contracts:
Quarterly Average Number of Outstanding Contracts Written	206
Quarterly Average Number of Outstanding Contracts Purchased	—	*
Forward Foreign Currency Exchange Contracts:
Quarterly Average Outstanding Settlement Value Purchased	$2,345,891
Quarterly Average Outstanding Settlement Value Sold	9,416,204
Swap Agreements:
Quarterly Average Outstanding Notional Value	$9,645,000
* The average number of contracts outstanding purchased for the month of May was 870.

The Fund’s derivatives contract held at October 31, 2016 are not accounted for as hedging instruments under GAAP.
Note 7 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
Master Repurchase Agreements govern repurchase and reverse repurchase agreements between the Fund and the counterparties. Master Repurchase Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits due to counterparties, respectively. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	for Offset	Instruments	Received	Amount
Bank of New York	Forward	$363,659	$ –	$363,659	$(3,981)	$ –	$ –	$359,678
Mellon	Foreign
Currency
Exchange
Contracts

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	for Offset	Instruments	Pledged	Amount
Societe Generale	Reverse	$92,000,000	$–	$92,000,000	$ –	$(92,000,000)	$–	$–
Repurchase
Agreement
Bank of New York	Forward	3,981	–	3,981	(3,981)	–	–	–
Mellon	Foreign
Currency
Exchange
Contracts

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $57,793,141.
Note 8 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2016, or the year ended October 31, 2015. As of October 31, 2016, Advent owned 12,793 shares of the Fund.
Preferred Shares
On June 19, 2003, the Fund’s Board of Trustees authorized the issuance of Auction Market Preferred Shares (“AMPS” or “Preferred Shares”), as part of the Fund’s leverage strategy. AMPS issued by the Fund had seniority over the common shares.
On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.
The Fund redeemed preferred shares during the year ended October 31, 2009. The number of shares and dollar amount redeemed were as follows:

	Number of
	Shares	Amount
Series	Redeemed	Redeemed
M7	102	$2,550,000
T28	102	$2,550,000
W7	102	$2,550,000
W28	56	$1,440,000
TH28	102	$2,550,000
F7	56	$1,440,000

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share), plus any unpaid dividends accrued through the expiration of the offer.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 10,417 AMPS that were properly tendered and not withdrawn, which represented approximately 99.4% of its then outstanding AMPS. Details of the number of AMPS tendered and not withdrawn per series are provided in the table below:

			Number of AMPS
		Number of	Outstanding
		AMPS	After
Series	CUSIP	Tendered	Tender Offer
M7	00764C208	2,023	25
T28	00764C307	2,046	2
W7	00764C406	2,018	30
W28	00764C703	1,143	1
TH28	00764C505	2,046	2
F7	00764C604	1,141	3

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $1,575,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount	Redemption
Series	CUSIP	Redeemed	Redeemed	Date
M7	00764C208	25	$625,000	June 18, 2013
T28	00764C307	2	50,000	June 26, 2013
W7	00764C406	30	750,000	June 13, 2013
W28	00764C703	1	25,000	June 13, 2013
TH28	00764C505	2	50,000	June 14, 2013
F7	00764C604	3	75,000	June 17, 2013

Note 9 – Borrowings:
On November 9, 2012, the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. An unused commitment fee of 0.25% is charged on the difference between the $170,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations. On December 20, 2012, the Fund borrowed $170,000,000 under the margin loan agreement. As of October 31, 2016, there was $170,000,000 outstanding in connection with the Fund’s margin loan agreement. The average daily amount of borrowings on the margin loan during the year ended October 31, 2016 was $170,000,000 with a related average interest rate of 1.74%.
On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expired on December 20, 2015. The interest rate on the reverse repurchase agreement was 1.63%. On December 9, 2015, the Fund terminated its $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch. Concurrent with this termination on December 9th, the Fund entered into a $92,000,000 reverse repurchase agreement with Société Générale with an initial scheduled expiration date of December 9, 2017. The interest rate on the reverse repurchase agreement is 2.34%. The average daily amount of the reverse repurchase agreement during the year ended October 31, 2016, was $92,000,000 with a related average interest rate of 2.27%.
The average borrowings, of the margin loan and reverse repurchase agreement, for the year ended October 31, 2016 was $262,000,000 at an average interest rate of 1.925%.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of October 31, 2016, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 – 90	Greater than
	Continuous	30 days	days	90 days	Total
Convertible Bonds	$ —	$ —	$ —	$ 45,019,408	$ 45,019,408
Corporate Bonds	—	—	—	31,667,522	31,667,522
Convertible Preferred
Stocks	—	—	—	15,313,070	15,313,070
Total Borrowings	$ —	$ —	$ —	$ 92,000,000	$ 92,000,000
Gross amount of
recognized liabilities
for reverse repurchase
agreements	$ —	$ —	$ —	$ 92,000,000	$ 92,000,000

As of October 31, 2016, the total amount of securities segregated in connection with borrowings and reverse repurchase agreements was $407,743,272.
The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment. The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
Note 10 – Subsequent Event:
On November 1, 2016, the Fund declared a monthly distribution to common shareholders of $0.0939 per common share. The distribution is payable on November 30, 2016 to shareholders of record on November 15, 2016.
On December 1, 2016, the Fund declared a monthly distribution to common shareholders of $0.0939 per common share. The distribution is payable on December 30, 2016 to shareholders of record on December 15, 2016
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2016

To the Board of Trustees and Shareholders of Advent Claymore Convertible Securities and Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Advent Claymore Convertible Securities and Income Fund (the “Fund”) as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
 December 28, 2016

58 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	October 31, 2016

Federal Income Tax Information
Qualified dividend income of as much as $3,603,143 was received by the Fund through October 31, 2016. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
For corporate shareholders $3,450,728 of investment income (dividend income plus short-term gains, if any) qualified for the dividends -received deduction.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2016, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2) .

% Qualifying Interest
20.20%

In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on September 28, 2016. Shareholders voted on the election of Trustees.
With regards to the election of the following Class I Trustees by shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Randall C. Barnes	16,789,483	4,521,454	205,395
Derek Medina	16,748,646	4,570,047	197,639
Gerald L. Seizert	16,805,980	4,501,097	209,255

The other Trustees of the Fund whose terms did not expire in 2016 are Daniel L. Black, Ronald A. Nyberg, Michael A. Smart and Tracy V. Maitland.

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SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2016

Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Funds usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Independent Trustees:

Randall C. Barnes++ (1951)	Trustee	Since 2005	Current: Private Investor (2001-present).	101	Current: Trustee, Purpose Investments Funds (2014-present).

Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).

Daniel L. Black+	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Current: Harlem Lacrosse & Leadership Inc. (2014-present); Bendon Publishing International (2012-present); Antenna International, Inc. (2010-present); Bonded Services, Ltd. (2011-present).
(1960)
			Former: Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of U.S. Corporate Banking at BNY Mellon (1995-1998).

					Former: Penn Foster Education Group, Inc. (2007-2009).

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SUPPLEMENTAL INFORMATION (Unaudited) continued					October 31, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Independent Trustees continued:

Derek Medina+	Trustee	Since 2003	Current: Senior Vice President, Business Affairs at ABC News (2008-present).	3	Current: Young Scholar’s Institute (2005-present); Oliver Scholars (2011-present).
(1966)

Former: Vice President, Business Affairs and News Planning at ABC News
(2003-2008); Executive Director, Office of the President at ABC News
(2000-2003); Associate at Cleary Gottlieb Steen & Hamilton (law firm)
(1995-1998); Associate in Corporate Finance at J.P. Morgan/Morgan
Guaranty (1988-1990).

Ronald A.	Trustee and Chairman of the Nominating and Governance Committee	Since 2004	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	103	Current: Edward-Elmhurst Healthcare System (2012-present).
Nyberg++
(1953)			Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).

Gerald L. Seizert,	Trustee	Since 2003	Current: Managing Partner of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm.	3	Current: Beaumont Hospital (2012-present); University of Toledo Foundation (2013-present).
CFA, CIC+
(1952)

Former: Co-Chief Executive (1998-1999) and a Managing Partner and
Chief Investment Officer – Equities of Munder Capital Management, LLC
(1995-1999); Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P(asset manager) (1984-1995); Vice President and Portfolio Manager at First of
America Bank (1978-1984).

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 61

SUPPLEMENTAL INFORMATION (Unaudited) continued					October 31, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Independent Trustees continued:

Michael A. Smart+	Trustee	Since 2003	Current: Managing Partner, Herndon Equity Partners (2014 – present), Managing Partner, Cordova, Smart & Williams, LLC (2003 – present).	3
Current: President & Chairman, Board
of Directors, Berkshire Blanket,
Holdings, Inc. (2006-present); President
and Chairman, Board of Directors,
Sqwincher Holdings (2006-present);
Board of Directors, Sprint Industrial
Holdings (2007-present); Vice Chairman,
Board of Directors, National Association
of Investment Companies (“NAIC”)
(2010-present). Trustee, The Mead
School (2014 – present).

(1960)

Former: Managing Director in Investment Banking – the Private Equity
Group (1995-2001) and a Vice President in Investment Banking – Corporate
Finance (1992-1995) at Merrill Lynch & Co; Founding Partner of The Carpediem
Group, a private placement firm (1991-1992); Associate at Dillon, Read and Co.
(investment bank) (1988-1990).

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SUPPLEMENTAL INFORMATION (Unaudited) continued					October 31, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Interested Trustee:

Tracy V. Maitland+ø	Trustee, Chairman, President and Chief Executive Officer	Since 2005	Current: President and Founder, Advent Capital Management, LLC (2001-present).	3	None.
(1960)

Former: Prior to June 2001, President, Advent Capital Management, a division of Utendahl Capital.

+	Address of all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
- Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. The term of the Class II Trustees will continue until the 2017 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.
**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

ø
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 63

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2016

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years

Officers:

Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief
Compliance
Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel,
TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

Officer

Tony Huang	Vice President	Since 2014	Current: Vice President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
Secretary
Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).

Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*   Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

64 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2016

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 65

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	October 31, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

66 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2016

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of the Funds and the services and personnel of Advent and Guggenheim and their affiliates at quarterly meetings of the Board. While emphasis might be placed on information concerning the investment performance of each Fund, each Fund’s fees and expenses in comparison with other funds’ fees and expenses and other matters at the meeting at which the renewal of the Investment Management Agreements and the Investment Advisory Agreements is considered, the process of evaluating each Fund’s investment advisory and management arrangements is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in their deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board and does not necessarily include all information considered by the Trustees.
Nature, Extent and Quality of Services
The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to AVK, AGC and LCM by Advent under the Investment Management Agreements, and to AGC and LCM by Guggenheim under the Investment Advisory Agreements. The Independent Trustees reviewed and considered the responses of Advent and Guggenheim to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background, experience and expertise of the management and other personnel of Advent and Guggenheim. The compliance history of Advent and Guggenheim was discussed, along with the financial condition of Advent and the ability of Guggenheim and its affiliates to provide services to the Funds.
The Independent Trustees evaluated the capabilities of Advent and Guggenheim, including information regarding their resources and their ability to attract and retain highly qualified investment professionals. The Independent Trustees also considered the commitment of Advent and Guggenheim to the Funds. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for the Funds, including the involvement of Mr. Maitland, and other personnel at both Advent and Guggenheim.
The Board noted the services provided by GFIA, as distinct from those provided by Advent. They noted GFIA’s oversight and supervision of the services of Advent as investment manager including the general monitoring of the performance of Advent. The Board was also aware that GFIA assists in the implementation and oversight of the Fund compliance program, which is administered by the Funds’ chief compliance officer.
Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to AVK, AGC and LCM by Advent and the investment advisory services provided to AGC and LCM by GFIA.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 67

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2016

Fund Performance and Expenses
The Independent Trustees considered the performance results for AVK, AGC and LCM on a market price and net asset value basis over various time periods. They also considered the result of each Fund in comparison to the performance results of other closed-end funds that were determined to be similar to the Funds in terms of investment strategy (each group, a “Peer Group” and collectively, the "Peer Groups"). They recognized that the number of other funds in the Peer Group was small and that, for a variety of reasons, Peer Group comparisons may have limited usefulness. The Board also was aware that the performance benchmark indexes may not be useful comparisons due to the fact that the securities in the benchmarks may include convertibles, high yield or other securities with characteristics unlike those purchased by the Funds.
AVK outperformed its peer average (based on net asset value) for the one -year period ended October 31, 2015. AVK trailed its benchmark index during this period.
AGC had mixed results, underperforming or outperforming against different peers and benchmarks for the one-year period ending October 31, 2015 based on net asset value.
LCM had mixed results, underperforming or outperforming against different peers and benchmarks for the one-year period ending October 31, 2015 based on net asset value.
The Board noted that it had discussed with Fund management the past performance of the Funds at previous meetings and the steps management would take to improve performance. The Independent Trustees considered the steps management has historically taken, and the activities it presently undertakes, to seek to improve performance, which includes enhancement to risk management implementation, changes to investment guidelines and management strategies, and will continue to monitor performance on an on-going basis. The Board discussed the repositioning of the portfolios and the adoption of a sleeve investment approach. The Board considered the improvement of the performance of the Funds in the time period after the completion of the transition to the three-sleeve model. The Independent Trustees noted management’s representation that performance was improving and management’s expectation that this trend in performance could continue.
The Board also reviewed information about the discount at which each Fund’s shares have traded as compared with its peers.
The Independent Trustees received and considered information regarding AVK’s, AGC's and LCM’s total expense ratios relative to their peers. AVK has a higher expense ratio than four of its peers. AGC has a higher expense ratio than its two peers. LCM has a higher expense ratio than two peer funds and a lower expense ratio than its other peer fund. The Independent Trustees acknowledged that the expense ratios of LCM, AGC and AVK were often higher than expense ratios of certain Peer Group

68 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2016

funds because of LCM, AGC and AVK’s use of leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios and because of the small sizes of the Funds and the overall complex in relation to peers. The potential benefits of the use of leverage were also considered. The Independent Trustees also noted that expense ratio comparisons with Peer Groups were difficult because the items included in other funds’ definitions of expenses may differ from those used for the Funds.
Based on the above considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreements of AVK, AGC and LCM and the Investment Advisory Agreements of AGC and LCM.
Investment Management and Advisory Fee Rates
The Independent Trustees reviewed and considered the contractual investment management fee rates for AVK, AGC and LCM and the investment advisory fee rates for AGC and LCM (collectively, the “Management Agreement Rates”) payable by AVK, AGC and LCM to Advent and by AGC and LCM to GFIA for investment management and advisory services, respectively. Additionally, the Independent Trustees received and considered information comparing the Management Agreement Rates with those of the other funds in the relevant Peer Group. The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and Guggenheim to their other clients. In particular, Advent confirmed that the Funds differ from certain other accounts advised by Advent in that they are more complex to manage, require greater resources from Advent and differ in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided to the Funds in relation to those typically provided to private funds and separate accounts. In addition, Guggenheim noted that it may charge different fees to other clients, which are a result of different types and levels of services provided.
Based on the totality of the information they reviewed, the Independent Trustees concluded that the fees were fair and reasonable.
Profitability
The Independent Trustees received and considered an estimated profitability analysis of Advent and Guggenheim based on the Management Agreement Rates. The Independent Trustees also discussed with Fund management the methodology used to determine profitability. The Independent Trustees concluded that, in light of the costs of providing investment advisory services to AGC and LCM and investment management and other services to AVK, AGC and LCM, the profits and other ancillary benefits that Advent and Guggenheim received with regard to providing these services to AVK, AGC and LCM were not unreasonable.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 69

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2016

Economies of Scale
The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of AVK, AGC and LCM, whether AVK, AGC and LCM have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. It was noted that, because each Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance and the Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.
Conclusion. After consideration of the factors discussed above, the Board, including the Independent Directors, unanimously voted to approve each Investment Management Agreement and each Investment Advisory Agreement for an additional one-year term.

70 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

FUND INFORMATION	October 31, 2016

Board of Trustees	Investment Adviser
Randall C. Barnes	Advent Capital Management, LLC
New York, NY
Daniel L. Black

Tracy V. Maitland,*	Servicing Agent
Chairman	Guggenheim Funds Distributors, LLC
Chicago, IL
Derek Medina

Ronald A. Nyberg	Accounting Agent and Custodian
The Bank of New York Mellon
Gerald L. Seizert	New York, NY

Michael A. Smart	Administrator
MUFG Investor Services (US), LLC
* Trustee is an “interested person” of the Fund	Rockville, MD
as defined in the Investment Company Act of
1940, as amended.	Transfer Agent
Computershare Trust Company, N.A.
Officers	Jersey City, NJ
Tracy V. Maitland
President and Chief Executive Officer	Legal Counsel
Skadden, Arps, Slate, Meagher
Robert White	& Flom LLP
Treasurer and Chief Financial Officer	New York, NY

Edward C. Delk	Independent Registered Public
Secretary and Chief Compliance Officer	Accounting Firm
PricewaterhouseCoopers LLP
Tony Huang	New York, NY
Vice President and Assistant Secretary

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 71

FUND INFORMATION continued	October 31, 2016

Portfolio Managers of the Fund
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent). They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively.
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?
•  If your shares are held in a Brokerage Account, contact your Broker.
•  If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.
This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

72 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

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ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, NY 10020	Chicago, IL 60606
Member FINRA/SIPC
(12/16)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-AVK-AR-1016

Item 2.  Code of Ethics.
a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").
(b)           No information need be disclosed pursuant to this paragraph.
(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e)           Not applicable.
(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.
               (2)  Not applicable.
               (3)  Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.
Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.
Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $95,500 and $90,000 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.
The registrant's principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $16,500 and $15,700 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.
The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a), 4(b) or 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.
The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(1)   In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY OF
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
Statement of Principles
The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.
This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.
Delegation
In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.
Pre-Approved Fee Levels
Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services
The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit-Related Services
Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Tax Services
The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
All Other Services
All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Procedures
Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)   None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $130,500 and $143,700 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.
(h) Not applicable.
Item 5.  Audit Committee of Listed Registrants.
a)   The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.  The audit committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
b)   Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager's Proxy Voting Policies and Procedures are included as an exhibit hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
a) (1) The portfolio managers of the Fund (the “Portfolio Managers”) are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent). They are primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively.  The following provides information regarding the Portfolio Managers as of October 31, 2016:

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2016:
Tracy Maitland
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	4	$1,274,442,004.70	0	$0.00
Other pooled investment vehicles	2	$239,664,711.32	2	$239,664,711.32
Other accounts	325	$4,452,909,060.86	1	$237,235,777.31

Paul Latronica
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,177,014,191.42	0	$0.00
Other pooled investment vehicles	2	$744,500,354.33	0	$0.00
Other accounts	290	$3,1130,857,068.72	2	$541,775,958.58

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.
(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.
(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2016:
Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	$100,001-$500,000
Paul Latronica	$10,001- $50,000
(b) Not applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)  Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)  Not applicable.
(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)      Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Advent Claymore Convertible Securities and Income Fund
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:     January 6, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:     January 6, 2017
By:       /s/ Robert White
Name:  Robert White
Title:     Treasurer and Chief Financial Officer
Date:     January 6, 2017